Exhibit 10.16

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of the 21st day of January, 2002 (the "Effective Date") by and
between NN, Inc., a Delaware corporation (the "Company") and Frank T. Gentry III
(the "Executive").

                                    RECITALS

     WHEREAS, the Company and Executive are parties to that certain Employment
Agreement dated as of May 7, 1998 (the "Employment Agreement") containing the terms and conditions of Executive's employment with the Company;

     WHEREAS, the Company and Executive now wish to amend the Employment
Agreement to provide for mandatory arbitration in the event of any dispute arising under the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

     Section 1. Definitions. Except as otherwise provided herein, all capitalized terms shall have the same definitions in this Amendment as they have in the Employment Agreement.

     Section 2. Addition of Paragraph 23.Paragraph 23 shall be added to the agreement and shall read in its entirety as follows:

     "23. Resolution of Disputes. Any dispute or claim arising out of or relating to this Agreement shall be settled by final and binding arbitration in
Johnson City, Tennessee in accordance with the Commercial Arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The fees and expenses of the arbitration panel shall be equally borne by the Company and Executive. Each party shall be liable for its own costs and expenses as a result of any dispute related to this Agreement."

     Section 4. No Other Changes. Except as provided in this Amendment, all other terms and provisions of the Employment Agreement shall remain the same.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

         THE COMPANY:                       NN, INC.

                                            By:      /s/ Roderick R. Baty
                                               ---------------------------------
                                                         Roderick R. Baty

         THE EXECUTIVE:                             /s/ Frank Gentry
                                            ------------------------------------
                                                        Frank T. Gentry III

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